---------------------------
                                                            OMB APPROVAL
                                                     ---------------------------
                                                     OMB Number: 3235-0570
                                                     Expires: September 30, 2005
                                                     Estimated average
                                                     burden hours per
                                                     response        19.4
                                                     ---------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-1743

                                  Spectra Fund
               (Exact name of registrant as specified in charter)


                    111 Fifth Avenue New York, New York 10003
            (Address of principal executive offices)    (Zip code)


                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.    REPORT(S) TO STOCKHOLDERS.

                                  SPECTRA FUND






                                  ANNUAL REPORT
                                OCTOBER 31, 2005

                                     [LOGO]

GO PAPERLESS WITH ALGER ELECTRONIC DELIVERY SERVICE

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at WWW.ICSDELIVERY.COM/ALGER.

Dear Shareholders,                                             December 12, 2005

THE YEAR IN REVIEW

      The past 12 months had more than their share of challenges. Hurricanes Katrina and Rita devastated the southern coast, leaving hundreds of thousands jobless and without homes, and prompting investor fears of high energy prices (which came true) and inflation (which did not). The war in Iraq entered its third year, and the domestic debate about the war intensified. The job market showed some improvement but job creation and wage growth remained sub-par relative to economic growth and corporate profitability. The Fed--concerned about inflation and the frothiness of the housing market--raised overnight lending rates eight times to 3.75%, the highest level in 4.5 years. In response, anxious investors--and Wall Street professionals, in particular--remained skeptical, adopting a wait-and-see attitude.

      Despite such understandable concerns, the U.S. equity markets have emerged from the bear market of the early 2000s. In fact, since October of 2002, when the market made a post-bubble low, the major U.S. indices have been very strong. So has the economy, both domestically and globally. Over the past year, the U.S. economy showed steady growth of around 3.5%, core inflation excluding energy remained muted at around 2%, and corporate earnings stayed in double-digits, much to the surprise of most strategists. Growth companies in particular saw healthy stock appreciation. Going forward, we see even greater potential for the better growth managers to outperform their benchmarks and the overall markets.

      Challenges for consumers did not necessarily translate into problems for investors. High energy prices created investment opportunities, and energy stocks outperformed all other sectors. Additionally, high gas prices prompted exploration into both alternative sources of energy and innovative solutions to reducing fuel consumption.

      The twin effects of productivity and globalization continue to reshape the competitive landscape for dynamic companies. Information technologies no longer attract the same attention, but their effects on companies are more significant than ever. The result is higher productivity, which translates into higher profitability for many corporations. In addition, more businesses are operating on a global scale, and U.S. corporate profits rose dramatically from foreign sales. Emerging economies in Asia, Latin America and Eastern Europe are all contributing to global economic growth, and China, both as a consumer of raw materials and finished goods and as a producer of products for global consumption, shows no signs of diminishing.

      Consumers have also been affected by these trends. In the United States, a critical mass of consumers adopted high-speed broadband technology. As a result, the Internet has become more fully integrated into day-to-day life as a ubiquitous resource for retail, services, entertainment, education, communication, and business needs. This has created opportunities for dynamic new business models, whether it is Google in the on-line search and advertising space, eBay and auctions, or Apple iPods and downloadable music files.

      In sum, for the 12 months ended October 31, 2005, the equity markets experienced modest gains with the Dow gaining 6.4%, the Nasdaq up 8.1% and the S&P 500 up 8.7%. While long-term Treasury yields were markedly inconsistent with the Fed's overnight interest rate increases, the yield on the U.S. Treasury 10-year note was 4.57% on October 31, 2005, compared to 4.05% a year earlier.

PORTFOLIO MATTERS

      The Spectra Fund gained 18.84% for the fiscal year, compared to the Russell 3000 Growth Index which returned 8.99%. The Fund's holdings in the information technology sector, at an average weight of 28.11%, were overweight compared to the benchmark and significantly outperformed. Strong IT performers included Google Inc., Apple Computer, Inc., whose iPod technologies continued to show dominant sales, Palm Inc., the market leader in handheld computer solutions, and Verifone Holdings Inc., the global leader in secure electronic payment technologies.

      Our holdings in the health care sector were underweight compared to the benchmark, at an average weight of 17.59%. Companies contributing to our outperformance in this sector included PacifiCare Health Systems, Inc., a managed care health insurance company, Vertex Pharmaceuticals Incorporated, and Caremark Rx, Inc., one of the nation's largest pharmaceutical firms. During the year some sector shifts were made. We decreased our exposure to biotech and pharmaceuticals, and increased it in health care providers.

      In the consumer staples sector, we were underweight compared to the benchmark, at an average weight of 6.99%. Here too, the Fund significantly outperformed, bolstered by performances from CVS Corporation, Gillette, and Parlux Frangrances Inc. During the course of the year we shifted our weightings in this sector, decreasing our holdings in internet and catalog retail. In the consumer discretionary sector, the Fund was underweight compared to the benchmark, at an average weight of 10.35%, and underperformed. In this sector, we increased our holdings in personal products throughout the year.

      Energy stocks accounted for an average weight of 8.52% of the Fund's holdings, an overweight to the benchmark. Despite strong returns in oil and gas drilling companies, including National Oilwell Varco Inc. and Patterson-UTI Energy, Inc., the Fund underperformed the benchmark. Both the materials and industrials sectors were also impacted by rising energy prices and our holdings in these sectors significantly outperformed the benchmark with contributors like Peabody Energy Corporation, the world's largest private sector coal company, and UTi Worldwide, Inc.

LOOKING AHEAD

      At Alger, we look for dynamic, innovative companies regardless of whether the stock markets are dominated by bulls or bears. Our long-term success is not a product of momentum or fads, but that of a highly-disciplined approach grounded in fundamental, bottom-up research, and bolstered by the thorough conviction of our analysts. Looking ahead in 2006, we anticipate a year similar to 2005, with continued strong corporate earnings, and an equity market that increasingly recognizes growth and responds in kind.

      As we end another fiscal year, we'd like to take the opportunity to thank you for growing with us, and continuing to entrust us with your investment needs.

      Respectfully submitted,

      /s/ Daniel C. Chung

      Daniel C. Chung
      CHIEF INVESTMENT OFFICER



IMPORTANT PERFORMANCE AND OTHER INFORMATION

      The views of the fund's management and the portfolio holdings described in this report are as of October 31, 2005; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A WORD ABOUT RISK

      For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

PERFORMANCE

      PERFORMANCE DATA QUOTED IS HISTORICAL. PAST PERFORMANCE IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED.

      Investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling (800) 992-5437, visiting our website at www.alger.com, or contacting the Fund's distributor, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, New Jersey 07302. Read the prospectus carefully before investing.

                                                         #
--------------------------------------------------------------------------------
   SPECTRA  FUND  Fund   Highlights   Through   October  31,  2005   (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Hypothetical $10,000 Investment in Class N Shares -- 10 years ended October 31, 2005.
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

Spectra Fund
                                Spectra        Russell 3000
11/1/95                          10000            10000        ENDING VALUE
                                 11268            12114        SPECTRA FUND
10/31/97                         14248            15705        CLASS N:
                                 16662            18907        $20,167
10/31/99                         27103            25316
                                 28785            27798
10/31/01                         18366            16861        ENDING VALUE
                                 13832            13532        RUSSELL 3000
10/31/03                         17087            16691        GROWTH INDEX:
                                 16971            17279        $18,832
10/31/05                         20167            18832


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the Russell 3000 Growth Index for the ten years ended October 31, 2005. The figures for Spectra Fund and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for Spectra Fund Class A shares will vary from the results shown above due to the sales charge on Class A shares.

--------------------------------------------------------------------------------
                PERFORMANCE COMPARISON           PERFORMANCE COMPARISON
                as of October 31, 2005           as of October 31, 2005

                AVERAGE ANNUAL RETURNS           AVERAGE ANNUAL RETURNS
                                                                        SINCE
                                                                       INCEPTION
                  1       5      10                        1       5   (JULY 1,
                YEAR    YEARS   YEARS                    YEAR    YEARS    2000)
               -----------------------   ---------------------------------------
Class N        18.84%  (6.87%)  7.27%    Class A+       12.54%  (7.81%)  (9.81)
Russell 3000                             Russell 3000
  Growth Index  8.99%  (7.49%)  6.53%      Growth Index  8.99%  (7.49%)  (6.80%)

================================================================================

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ Returns reflect maximum initial sales charges on Class A shares.

PORTFOLIO SUMMARY+

--------------------------------------------------------------------------------
                              Value (%)                               Value (%)
---------------------------------------  ---------------------------------------
Consumer Discretionary            10.0%  Health Care                      17.3%
Consumer Staples                   7.1   Industrials                       8.4
Energy                            10.7   Information Technology           28.8
Financials                         6.6   Materials                         1.7
                                         Telecommunication Services        5.3
                                         Cash and Net Other Assets         4.1
                                                                         -----
                                                                         100.0%
                                                                         -----
--------------------------------------------------------------------------------
----------
+ Based on net assets.

SPECTRA FUND
SCHEDULE OF INVESTMENTS

October 31, 2005

  SHARES     COMMON STOCKS--95.9%                                       VALUE
 ---------                                                            ---------
             AIR FREIGHT & LOGISTICS--1.9%
    43,000   UTI Worldwide, Inc.                                   $  3,678,220
                                                                   ------------
             BIOTECHNOLOGY--1.6%
   169,800   ARIAD Pharmaceuticals, Inc.*                             1,181,808
    82,700   Vertex Pharmaceuticals Incorporated*                     1,881,425
                                                                   ------------
                                                                      3,063,233
                                                                   ------------
             CHEMICALS--1.3%
    58,700   Lubrizol Corporation                                     2,441,332
                                                                   ------------
             COMMUNICATION EQUIPMENT--.9%
    43,400   QUALCOMM Inc.                                            1,725,584
                                                                   ------------
             COMMUNICATION TECHNOLOGY--3.2%
   240,500   Nextel Partners, Inc. Cl. A*                             6,048,575
                                                                   ------------
             COMPUTERS & PERIPHERALS--2.9%
   114,600   EMC Corporation*                                         1,599,816
    80,900   Network Appliance, Inc.*                                 2,213,424
   147,700   Western Digital Corporation*                             1,787,170
                                                                   ------------
                                                                      5,600,410
                                                                   ------------
             COMPUTER TECHNOLOGY--.8%
    37,900   NAVTEQ*                                                  1,482,648
                                                                   ------------
             DIVERSIFIED FINANCIAL SERVICES--3.8%
   160,400   Citigroup Inc.                                           7,343,112
                                                                   ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
    68,000   Evergreen Solar, Inc.*                                     561,000
    96,215   Multi-Fineline Electronix, Inc.*                         2,561,243
                                                                   ------------
                                                                      3,122,243
                                                                   ------------
             ENERGY EQUIPMENT & SERVICES--4.4%
    91,900   GulfMark Offshore, Inc.*                                 2,622,826
    65,900   National-Oilwell Varco Inc.*                             4,116,773
    31,100   Transocean Inc.*                                         1,787,939
                                                                   ------------
                                                                      8,527,538
                                                                   ------------
             FINANCIAL INFORMATION SERVICES--1.0%
    61,600   Genworth Financial Inc. Cl. A                            1,952,104
                                                                   ------------
             FOOD & STAPLES RETAILING--1.3%
   105,200   CVS Corporation                                          2,567,932
                                                                   ------------
             FREIGHT & LOGISTICS--1.4%
    28,050   FedEx Corp.                                              2,578,637
                                                                   ------------
             HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
    89,600   St. Jude Medical, Inc.*                                  4,307,072
                                                                   ------------
             HEALTH CARE PROVIDERS & SERVICES--6.8%
   109,350   Caremark Rx, Inc.*                                       5,729,940
    87,800   PacifiCare Health Systems, Inc.*                         7,231,208
                                                                   ------------
                                                                     12,961,148
                                                                   ------------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

  SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
 ---------                                                           ---------
             HOTELS, RESTAURANTS & LEISURE--3.2%
    24,000   Carnival Corporation                                  $  1,192,080
    48,700   Fairmont Hotels & Resorts Inc.                           1,584,211
   115,900   Penn National Gaming, Inc.*                              3,424,845
                                                                   ------------
                                                                      6,201,136
                                                                   ------------
             HOUSEHOLD PRODUCTS--4.2%
   144,202   Procter & Gamble Company                                 8,073,870
                                                                   ------------
             INDUSTRIAL CONGLOMERATES--3.4%
   190,600   General Electric Company                                 6,463,246
                                                                   ------------
             INSURANCE--1.7%
    51,200   American International Group, Inc.                       3,317,760
                                                                   ------------
             INTERNET & CATALOG RETAIL--.8%
    36,300   eBay Inc.*                                               1,437,480
                                                                   ------------
             INTERNET SOFTWARE & SERVICES--9.8%
    29,700   Google Inc. Cl. A*                                      11,052,558
    19,400   Netease.com Inc. ADR*#                                   1,479,638
    17,500   TNS Inc.*                                                  307,650
   160,600   Yahoo! Inc.*                                             5,937,382
                                                                   ------------
                                                                     18,777,228
                                                                   ------------
             LEISURE & ENTERTAINMENT--.4%
    30,400   Shanda Interactive Entertainment Ltd. ADR*#                753,008
                                                                   ------------
             MACHINERY--1.4%
    40,900   Caterpillar Inc.                                         2,150,931
    13,100   Terex Corporation*                                         720,107
                                                                   ------------
                                                                      2,871,038
                                                                   ------------
             MACHINERY--OIL WELL EQUIPMENT & SERVICES--1.5%
    82,800   Patterson-UTI Energy, Inc.                               2,825,964
                                                                   ------------
             MEDIA--4.1%
    79,300   Disney (Walt) Company                                    1,932,541
    80,200   Time Warner Inc.                                         1,429,966
   143,200   Viacom Inc. Cl. B                                        4,434,904
                                                                   ------------
                                                                      7,797,411
                                                                   ------------
             MEDICAL INSTRUMENTS AND SUPPLIES--.5%
    42,100   Symmetry Medical Inc.*                                     932,094
                                                                   ------------
             MEDICAL TECHNOLOGY--1.1%
    59,100   Syneron Medical Ltd.*                                    2,124,054
                                                                   ------------
             METALS & MINING--4.5%
    46,300   Alpha Natural Resources, Inc.*                           1,099,625
    84,300   Peabody Energy Corporation                               6,588,888
     7,400   Phelps Dodge Corporation                                   891,478
                                                                   ------------
                                                                      8,579,991
                                                                   ------------
             OIL AND GAS EXPLORATION SERVICES--.7%
   211,700   Petrobank Energy and Resources Ltd.*                     1,422,624
                                                                   ------------
             PERSONAL PRODUCTS--.5%
    36,400   Avon Products, Inc.                                        982,436
                                                                   ------------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

  SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
 ---------                                                           ---------
             PHARMACEUTICALS--5.1%
    87,900   Johnson & Johnson                                     $  5,504,298
   210,400   Schering-Plough Corporation                              4,279,536
                                                                   ------------
                                                                      9,783,834
                                                                   ------------
             SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--6.6%
    53,400   Advanced Micro Devices, Inc.*                            1,239,948
   154,100   Marvell Technology Group Ltd.*                           7,151,781
   350,700   Silicon Storage Technology Inc.*                         1,771,035
    84,435   Tessera Technologies Inc.*                               2,355,737
     3,400   Trident Microsystems, Inc.*                                102,884
                                                                   ------------
                                                                     12,621,385
                                                                   ------------
             SOFTWARE--6.1%
   268,900   Microsoft Corporation                                    6,910,730
   203,100   Verifone Holdings Inc.*                                  4,711,920
                                                                   ------------
                                                                     11,622,650
                                                                   ------------
             SPECIALTY RETAIL--1.2%
    43,400   Abercrombie & Fitch Co. Cl. A                            2,256,366
                                                                   ------------
             TEXTILES, APPAREL & LUXURY GOODS--.8%
    29,500   Polo Ralph Lauren Corporation Cl. A                      1,451,400
                                                                   ------------
             TOBACCO--1.0%
    26,500   Altria Group, Inc.                                       1,988,825
                                                                   ------------
             WIRELESS TELECOMMUNICATION SERVICES--2.2%
    35,600   America Movil S.A. de C.V. ADR Series L#                   934,500
    38,800   NII Holdings Inc. Cl. B*                                 3,217,296
                                                                   ------------
                                                                      4,151,796
                                                                   ------------
             Total Common Stocks
               (Cost $171,370,815)                                  183,835,384
                                                                   ------------
             WARRANTS
             COMMUNICATION EQUIPMENT
    29,422   Lucent Technologies Inc., 12/10/07
               (Cost $0)                                                 20,301
                                                                   ------------
 PRINCIPAL
  AMOUNT
 ---------

             SHORT-TERM INVESTMENTS--4.6%
             U.S. AGENCY OBLIGATIONS
$8,783,000   Federal National Mortgage Association, 3.62%, 11/1/05
                (Cost $8,783,000)                                     8,783,000
                                                                   ------------
Total Investments
  (Cost $180,153,815) (a)                                100.5%     192,638,685
Liabilities in Excess of Other Assets                     (0.5)      (1,017,213)
                                                         -----     ------------

Net Assets                                               100.0%    $191,621,472
                                                         =====     ============

----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $180,361,034 amounted to $12,277,651 which consisted of aggregate gross unrealized appreciation of $16,922,467 and aggregate gross unrealized depreciation of $4,644,816.

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005

ASSETS:
   Investments in securities, at value (cost $180,153,815)--
     see accompanying schedule of investments ..................             $ 192,638,685
   Cash ........................................................                     1,352
   Receivable for investment securities sold ...................                 3,014,964
   Receivable for shares of beneficial interest sold ...........                   186,075
   Dividends receivable ........................................                    60,480
   Prepaid expenses ............................................                    18,163
                                                                             -------------
       Total Assets ............................................               195,919,719
LIABILITIES:
   Payable for investment securities purchased .................  $3,704,594
   Payable for shares of beneficial interest redeemed ..........     122,617
   Investment advisory fees payable ............................     241,501
   Shareholder servicing fees payable ..........................      40,250
   Transfer agent fees payable .................................      56,686
   Trustees' fees payable ......................................       6,637
   Accrued expenses ............................................     125,962
                                                                  ----------
       Total Liabilities .......................................                 4,298,247
                                                                             -------------
NET ASSETS .....................................................             $ 191,621,472
                                                                             =============
NET ASSETS CONSIST OF:
   Paid-in capital .............................................             $ 435,094,448
   Undistributed net investment income (accumulated loss) ......                        --
   Undistributed net realized gain (accumulated loss) ..........              (255,957,846)
   Net unrealized appreciation (depreciation) of investments ...                12,484,870
                                                                             -------------
NET ASSETS .....................................................             $ 191,621,472
                                                                             =============

Class A

   Net Asset Value Per Share ...................................             $        6.96
                                                                             =============
   Offering Price Per Share ....................................             $        7.35
                                                                             =============

Class N

   Net Asset Value and Offering Price Per Share ................             $        6.94
                                                                             =============

Shares of beneficial interest outstanding--Note 5

   Class A .....................................................                   585,811
                                                                             =============
   Class N .....................................................                27,026,583
                                                                             =============

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2005

INVESTMENT INCOME:
   Income:
     Dividends (net of foreign withholding
       taxes of $925) ... ..........................               $  2,318,198
     Interest ......................................                    236,226
                                                                   ------------
       Total Income ................................                  2,554,424
   Expenses:
     Investment advisory fees--Note 2(a) ...........  $ 3,029,513
     Shareholder servicing fees--Note 2(f) .........      504,919
     Printing and postage ..........................      150,790
     Transfer agent fees ...........................      285,657
     Interest expense ..............................        2,990
     Custodian fees ................................       30,825
     Registration fees .............................       17,600
     Trustees' fees ................................       41,951
     Professional fees .............................       56,000
     Miscellaneous .................................       70,292
                                                      -----------
       Total Expenses ..............................                  4,190,537
                                                                   ------------
NET INVESTMENT LOSS ................................                 (1,636,113)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS:
Net realized gain on investments ...................   44,854,538
Net realized gain on options .......................       (1,089)
Net change in unrealized appreciation
  (depreciation) on investments ....................   (7,528,642)
                                                      -----------
       Net realized and unrealized gain on
          investments and options ..................                 37,324,807
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................               $ 35,688,694
                                                                   ============

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED       YEAR ENDED
                                                    OCTOBER 31,     OCTOBER 31,
                                                       2005             2004
                                                   ------------    ------------
Net investment loss ............................   $ (1,636,113)   $ (4,058,447)
Net realized gain on investments and options ...     44,853,449      18,386,855
Net change in unrealized appreciation
  (depreciation) on investments ................     (7,528,642)    (15,856,220)
                                                   ------------    ------------
    Net increase (decrease) in net assets
       resulting from operations ...............     35,688,694      (1,527,812)
Decrease from shares of beneficial interest
    transactions:
  Class A ......................................     (1,577,132)     (1,438,077)
  Class N ......................................    (57,811,000)    (45,395,289)
                                                   ------------    ------------
Net decrease from shares of beneficial
   interest transactions--Note 5a ..............    (59,388,132)    (46,833,366)
                                                   ------------    ------------
      Total decrease in net assets .............    (23,699,438)    (48,361,178)
Net assets:

  Beginning of year ............................    215,320,910     263,682,088
                                                   ------------    ------------
  End of year ..................................   $191,621,472    $215,320,910
                                                   ============    ============

                       See Notes to Financial Statements.

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                     INCOME FROM
                                INVESTMENT OPERATIONS
                               ------------------------
                                               NET
                                            REALIZED               DISTRIBUTIONS
                    NET ASSET            AND UNREALIZED    TOTAL       FROM
                     VALUE,       NET      GAIN (LOSS)     FROM         NET
                    BEGINNING  INVESTMENT      ON       INVESTMENT   REALIZED
                     OF YEAR     LOSS(I)   INVESTMENTS  OPERATIONS     GAINS
                    ------------------------------------------------------------
SPECTRA FUND
CLASS A

Year ended 10/31/05   $ 5.86    $(0.05)      $ 1.15       $ 1.10      $ --
Year ended 10/31/04     5.90     (0.10)        0.06        (0.04)       --
Year ended 10/31/03     4.76     (0.08)        1.22         1.14        --
Year ended 10/31/02     6.32     (0.09)       (1.47)       (1.56)       --
Year ended 10/31/01    10.63     (0.08)       (3.60)       (3.68)     (0.63)

CLASS N
Year ended 10/31/05   $ 5.84    $(0.05)      $ 1.15       $ 1.10      $ --
Year ended 10/31/04     5.88     (0.10)        0.06        (0.04)       --
Year ended 10/31/03     4.76     (0.07)        1.19         1.12        --
Year ended 10/31/02     6.32     (0.09)       (1.47)       (1.56)       --
Year ended 10/31/01    10.63     (0.08)       (3.60)       (3.68)     (0.63)

----------

(i)  Amount was computed based on average shares outstanding during the year.

(ii) Does not reflect the effect of any sales charge.


                       See Notes to Financial Statements.

                                         RATIOS/SUPPLEMENTAL DATA
                    -----------------------------------------------------------------------

                                           NET ASSETS,              RATIO OF NET
                                             END OF      RATIO OF    INVESTMENT
                      NET ASSET               YEAR       EXPENSES       LOSS      PORTFOLIO
                     VALUE, END    TOTAL     (000'S     TO AVERAGE   TO AVERAGE   TURNOVER
                       OF YEAR     RETURN   OMITTED)    NET ASSETS   NET ASSETS     RATE
                    ------------------------------------------- ---------------------------

SPECTRA FUND
CLASS A
Year ended 10/31/05   $ 6.96     18.77%(ii)  $  4,079      2.07%       (0.78)%     247.72%
Year ended 10/31/04     5.86     (0.68)(ii)     4,882      1.98        (1.63)      159.35
Year ended 10/31/03     5.90      23.95(ii)     6,346      2.01        (1.35)      192.19
Year ended 10/31/02     4.76    (24.68)(ii)     6,722      1.98        (1.52)      172.25
Year ended 10/31/01     6.32    (36.20)(ii)    12,951      1.88        (1.03)      114.75

CLASS N
Year ended 10/31/05   $ 6.94     18.84%      $187,542      2.07%       (0.81)%     247.72%
Year ended 10/31/04     5.84     (0.68)       210,439      1.98        (1.63)      159.35
Year ended 10/31/03     5.88     23.53        257,337      2.03        (1.39)      192.19
Year ended 10/31/02     4.76    (24.68)       252,620      1.98        (1.52)      172.25
Year ended 10/31/01     6.32    (36.20)       423,860      1.88        (0.99)      114.75

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

      The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Class Nshares are offered only to Class Nshareholders of record as of January 21, 2005. Each class has identical rights to assets and earnings.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(E)   LENDING  OF  PORTFOLIO   SECURITIES--The  Fund  lends  its  securities  to
financial institutions, provided that the market value of the securities loaned will not at any time

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. As of October 31, 2005, there were no securities on loan.

(F) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

      Each class is treated separately in determining the amounts of dividends from net investment income and distributions from capital gains payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(G) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required. (H) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(I) INDEMNIFICATION--The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(J) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets. (B) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, served as transfer agent for the Fund. During the year ended October 31, 2005, the Fund incurred fees of approximately $9,570 for services provided by Alger Services. Effective November 22, 2004, State Street Bank and Trust Company replaced Alger Services as the Fund's transfer agent. Transfer agent services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc. ("BFDS").

      Effective February 28, 2005, the Fund has entered into a shareholder administrative services agreement with Alger Services to compensate Alger Services on a per account basis for its liaison and administrative oversight of BFDS and related services. During the year ended October 31, 2005, the Fund incurred fees of $31,552 for these services provided by Alger Services.

(C) SALES CHARGES--Purchases of Class A shares of the Fund may be subject to initial sales charges. For the year ended October 31, 2005, the initial sales charges retained by Fred Alger &Company (the "Distributor"), were approximately $1,801. Sales charges do not represent expenses of the Fund.

(D) BROKERAGE COMMISSIONS--During the year ended October 31, 2005, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $640,343 in connection with securities transactions.

(E) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(F) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

(G) OTHER TRANSACTIONS WITH AFFILIATES--Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--SECURITIES TRANSACTIONS:

During  the year ended  October  31,  2005,  purchases  and sales of  investment
securities,   excluding  short-term  securities,   aggregated  $476,030,579  and
$533,610,555, respectively.

NOTE 4--LINES OF CREDIT:

      The Fund has a committed line of credit with a bank. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2005, the Fund had borrowings which averaged $105,452 at a weighted average interest rate of 2.84%.

      Written call and put option activity for the year ended October 31, 2005 was as follows:

                                                      NUMBER OF       PREMIUMS
                                                      CONTRACTS       RECEIVED
                                                      ---------      ----------
Options outstanding at October 31, 2004                     --               --
Options written                                            240        $ 207,471
Options closed or expired                                 (240)        (207,471)
Options exercised                                           --               --
                                                       -------        ---------
Options outstanding at October 31, 2005                     --        $      --
                                                       =======        =========

NOTE 5--SHARE CAPITAL:

(A) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

      During the year ended October 31, 2005, transactions of shares of beneficial interest were as follows:

CLASS A:                                              SHARES          AMOUNT
                                                   ------------    ------------
Shares sold ....................................         34,531    $    228,971
Shares redeemed ................................       (282,454)     (1,806,103)
                                                   ------------    ------------
Net decrease ...................................       (247,923)   $ (1,577,132)
                                                   ============    ============

CLASS N:                                              SHARES          AMOUNT
                                                   ------------    ------------
Shares sold ....................................      1,103,111    $  7,028,549
Shares redeemed ................................    (10,137,002)    (64,839,549)
                                                   ------------    ------------
Net decrease ...................................     (9,033,891)   $(57,811,000)
                                                   ============    ============

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      During the year ended October 31, 2004, transactions of shares of beneficial interest were as follows:

CLASS A:                                              SHARES          AMOUNT
                                                   ------------    ------------
Shares sold ....................................         57,059    $    343,940
Shares redeemed ................................       (298,614)     (1,782,017)
                                                   ------------    ------------
Net decrease ...................................       (241,555)   $ (1,438,077)
                                                   ============    ============

CLASS N:                                              SHARES          AMOUNT
                                                   ------------    ------------
Shares sold ....................................      3,864,237    $ 23,379,536
Shares redeemed ................................    (11,553,622)    (68,774,825)
                                                   ------------    ------------
Net decrease ...................................     (7,689,385)   $(45,395,289)
                                                   ============    ============

(B) REDEMPTION FEE--The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2005 and the year ended October 31, 2004, redemption fees were $426 and $431 respectively.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS:

      During the year ended October 31, 2005 and the year ended October 31, 2004, there were no distributions paid. As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary capital ....................................           --
Undistributed long-term gain ......................................           --
Unrealized appreciation ...........................................  $12,277,651

      The differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At October 31, 2005, the Fund, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE                                                        AMOUNT
---------------                                                     ------------
      2009                                                          $148,683,326
      2010                                                           107,067,302
                                                                    ------------
                                                                    $255,750,628
                                                                    ============
NOTE 7--LITIGATION

Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, Alger Management received from the staff of the SEC a "Wells Notice" which indicated that the staff intends to recommend that the Commission bring civil enforcement action for possible violations of the federal securities laws. "Wells Notices" also have been sent to certain companies affiliated with Alger Management, as well as certain present and former members of its senior management. The Wells Notices arose out of the SEC's staff ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger Management and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger Management plans to send a Wells submission to the staff in January 2006. On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases (not yet including the West Virginia action) -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863
(JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court dismissed both complaints in their entirety with respect to the Alger Mutual Funds and dismissed all claims against the other Alger defendants other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the rulings will be entered in or about January 2006, and that motions for reconsideration will thereafter be filed.

Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Spectra Fund:

We have audited the accompanying statement of assets and liabilities of Spectra Fund (the "Fund"), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Spectra Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                            /s/ Ernst & Young LLP

December 12, 2005

SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2005 and ending October 31, 2005.

ACTUAL EXPENSES

      The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              EXPENSES PAID
                            BEGINNING          ENDING        DURING THE PERIOD
                          ACCOUNT VALUE    ACCOUNT VALUE       MAY 1, 2005 TO
CLASS A:                   MAY 1, 2005    OCTOBER 31, 2005   OCTOBER 31, 2005(B)
                          -------------   ----------------   ------------------
Actual                      $1,000.00        $1,154.20             $11.24
Hypothetical(a)              1,000.00         1,014.77              10.51


                                                              EXPENSES PAID
                            BEGINNING          ENDING        DURING THE PERIOD
                          ACCOUNT VALUE    ACCOUNT VALUE       MAY 1, 2005 TO
CLASS N:                   MAY 1, 2005    OCTOBER 31, 2005   OCTOBER 31, 2005(B)
                          -------------   ----------------   ------------------
Actual                      $1,000.00        $1,154.70             $11.24
Hypothetical(a)              1,000.00         1,014.77              10.51

----------
(a)  5% annual return before expenses.

(b) Expenses are equal to the Fund's annualized expense ratio of 2.07% for both Class A and Class N shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES AND OFFICERS OF THE FUND

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                                         TRUSTEE  THE ALGER FUND
NAME, AGE, POSITION                                       AND/OR  COMPLEX WHICH
   WITH THE FUND                                         OFFICER   ARE OVERSEEN
    AND ADDRESS              PRINCIPAL OCCUPATIONS        SINCE     BY TRUSTEE
--------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (70)   Chairman of the Board of          1974          22
  Chairman of the Board  Alger Associates, Inc.
                         ("Associates"), Fred Alger &
                         Company, Incorporated ("Alger
                         Inc."), Alger Management, Alger
                         Properties, Inc. ("Properties"),
                         Alger Shareholder Services, Inc.
                         ("Services"), Alger Life
                         Insurance Agency, Inc. ("Agency"),
                         Fred Alger International Advisory
                         S.A. ("International"), and five
                         of the six funds in the Alger
                         Fund Complex; Chairman of the
                         Boards of Alger SICAV ("SICAV")
                         and Analysts Resources, Inc.
                         ("ARI").

Dan C. Chung (43)        President, Director and Chief     2001          16
  President and Trustee  Investment Officer of Alger
                         Management; President and
                         Director of Associates, Alger
                         Inc., Properties, Services,
                         Agency, International, ARI and
                         Trust; Trustee/Director of four
                         of the six funds in the Alger
                         Fund Complex.

Hilary M. Alger (44)     Trustee/Director of five of the   2003         17
  Trustee                six funds in the Alger Fund
                         Complex; Director of Development,
                         Pennsylvania Ballet; formerly
                         Associate Director of
                         Development, College of Arts and
                         Sciences, University of Virginia,
                         formerly Director of Development
                         and Communications, Lenox Hill
                         Neighborhood House.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                                         TRUSTEE  THE ALGER FUND
NAME, AGE, POSITION                                       AND/OR  COMPLEX WHICH
   WITH THE FUND                                         OFFICER   ARE OVERSEEN
    AND ADDRESS              PRINCIPAL OCCUPATIONS        SINCE     BY TRUSTEE
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (73)   Attorney; Private investor        1972         23
  Trustee                since 1981; Director of
                         Brown-Forman Corporation;
                         Trustee/Director of the six
                         funds in the Alger Fund Complex;
                         formerly of Counsel to the law
                         firm of Kohler & Barnes.

Charles F. Baird,        Managing Partner of North Castle  2000         16
  Jr. (52)               Partners, a private equity
  Trustee                securities group; Chairman of
                         Equinox, Leiner Health Products,
                         Elizabeth Arden Day Spas, Grand
                         Expeditions and EAS; Trustee/
                         Director of four of the six funds
                         in the Alger Fund Complex.
                         Formerly Managing Director of
                         AEAInvestors, Inc.

Roger P. Cheever (60)    Associate Dean of Development,    2000         16
  Trustee                Harvard University; Trustee/
                         Director of four of the six funds
                         in the Alger Fund Complex.
                         Formerly Deputy Director of the
                         Harvard College Fund.

Lester L. Colbert,       Private investor; Trustee/        2000         17
  Jr. (71)               Director of five of the six
  Trustee                funds in the Alger Fund Complex.
                         Formerly Chairman of the Board
                         and Chief Executive Officer of
                         Xidex Corporation.

Nathan E. Saint-Amand,   Medical doctor in private         1986         23
  M.D.  (67)             practice; Co-Partner Fishers
  Manhattan              Island Partners; Member of the
                         Board of the Trustee Institute;
                         Trustee/Director of the six
                         funds in the Alger Fund Complex.
                         Formerly Co-Chairman Special
                         Projects Committee of Memorial
                         Sloan Kettering.

OFFICERS

Frederick A. Blum (51)   Executive Vice President and      1996         N/A
  Treasurer              Treasurer of Alger, Inc.,
                         Alger Management, Properties,
                         Associates, ARI, Services and
                         Agency since September 2003
                         and Senior Vice President prior
                         thereto; Treasurer or Assistant
                         Treasurer, and Assistant
                         Secretary, of each of the other
                         five investment companies in the
                         Alger Fund Complex since the
                         later of 1996 or its inception.
                         Director of SICAV and
                         International and Chairman of the
                         Board (and prior thereto, Senior
                         Vice President) and Treasurer of
                         Alger National Trust Company
                         since 2003.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                                         TRUSTEE  THE ALGER FUND
NAME, AGE, POSITION                                       AND/OR  COMPLEX WHICH
   WITH THE FUND                                         OFFICER   ARE OVERSEEN
    AND ADDRESS              PRINCIPAL OCCUPATIONS        SINCE     BY TRUSTEE
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

Hal Liebes (41)          Executive Vice President, Chief   2005        N/A
  Secretary and Chief    Legal Officer and Secretary of
  Compliance Officer     Alger Inc., Secretary of the
                         other five investment companies
                         in the Alger Fund Complex-2005.
                         Formerly U.S. General Counsel
                         1994-2002 and Global General
                         Counsel 2002-2004, Credit
                         Suisse Asset Management; Global
                         Chief Compliance Officer 2004,
                         AMVESCAP PLC.


Michael D. Martins (39)  Senior Vice President of Alger    2005        N/A
  Assistant Treasurer    Management; Assistant Treasurer
  and Assistant          and Assistant Secretary of the
  Secretary              other five investment companies
                         in the Alger Fund Complex-2005.
                         Formerly Vice President, Brown
                         Brothers Harriman & Co.
                         1997-2004.


Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. AlgerIII. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED)

INVESTMENT MANAGEMENT AGREEMENT RENEWAL

At an in-person meeting held on September 7, 2005, the Trustees of the Fund considered renewal of the Investment Management Agreement, dated February 12, 1996, (the "Agreement") between the Fund and Fred Alger Management, Inc. (the "Adviser"). The Trustees who are not "interested persons" of the Fund (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act") also met separately with their counsel to consider the Agreement. In evaluating the Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by the Adviser and by counsel to the Fund. The materials covered, among other matters,
(i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates Fred Alger & Company, Incorporated and Alger Shareholder Services, Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the Agreement reflects these economies of scale. These materials included an analysis of the Fund and the Adviser's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to renew the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement the Adviser is responsible for managing the investment operations of the Fund and for providing a full range of administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs. The Trustees reviewed the background and experience of the Adviser's senior investment management personnel, including those individuals responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund's portfolio and administering the Fund's affairs, as well as the Adviser's overall investment management business. The Trustees concluded that the Adviser's experience, resources and strength in those areas of importance to the Fund are considerable. They noted especially the Adviser's history of expertise in managing portfolios of "growth" stocks like that of the Fund. The Trustees also considered the level and depth of the Adviser's ability to execute portfolio transactions to effect investment decisions. They also noted the history of extremely favorable reviews of the Adviser's shareholder-relations representatives by an independent rating concern. Finally, the Trustees took notice of the enhancements to the control and compliance environment at the Adviser and within the Fund. On the basis of their review, the Trustees determined that the nature and extent of the services provided to the Fund by the Adviser (including the Fund's performance, as discussed below) were of high quality and could be expected to remain so.

INVESTMENT PERFORMANCE OF THE FUND

Drawing upon information provided at the meeting by the Adviser as well as Callan and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees noted that the Fund's performance had improved substantially for the year ended August 31, 2005, beating the Fund's benchmark index by a significant margin and placing the Fund well above the median for its peer group. The Trustees acknowledged that the Adviser's recent efforts to improve the Fund's performance and, more generally, the firm's rebuilding of the investment team in response to the devastating events of September 11, 2001, were bearing fruit. Accordingly, they concluded that the performance of the Fund strongly supported renewal of the Agreement.

PROFITABILITY TO THE ADVISER AND ITS AFFILIATES

The Trustees considered the profitability of the advisory arrangement with the Fund to the Adviser and the Adviser's affiliates and the methodology used by the Adviser in determining such profitability. The Trustees had been provided with data on the Fund's profitability to the Adviser and to the Adviser's affiliates for the Fund's most recent fiscal year. In addition, the Trustees reviewed the Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee and expense ratio were higher than the fees and expense ratios of most of the funds in the Callan reference group. The Trustees determined that this fact should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, they turned to the data provided. After analysis and discussion they concluded that, to the extent that the Adviser's and its affiliates' relationships with the Fund had been profitable to either or both of those entities, the profitability was not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that the Adviser is likely to realize economies of scale in the management of the Fund as it grows in size, but that in view of the comparatively small size of the Fund and the current level of its profitability to the Adviser, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that the Adviser address this topic with the Trustees at future meetings.

OTHER BENEFITS TO THE ADVISER

The Trustees considered whether the Adviser benefits in other ways from its relationship with the Fund. In that connection, they noted that the Adviser maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that the Fund's Distributor, Fred Alger & Company, Incorporated, provides a substantial portion of the Fund's brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to the Adviser and its affiliates of their relationship with the Fund. As to the benefits received from the soft-dollar arrangements, the Trustees decided that, in light of the nature and scale of the arrangements, they were not so significant as to render the Adviser's fees excessive.

CONCLUSION

After weighing the foregoing factors, the Trustees, including the Independent Trustees, approved the renewal of the Investment Management Agreement. They reasoned that, considered in themselves, the services provided by the Adviser were appropriate for the needs of the Fund and of high quality, that the recent performance of the Fund had been excellent, and that the Adviser could reasonably be expected to provide services of comparable quality in the future. The Trustees determined that the fee, while higher than that charged by the majority of similar funds, was not so high as to be unreasonable when considered in relation to the nature, extent and high quality of the services currently provided, including the Fund's recent performance, that the Fund's relationship with the Adviser and its affiliates was not so profitable as to render the fee excessive, that any additional benefits to the Adviser and/or its affiliates other than those already considered in the profitability analysis were not of a magnitude materially to affect the Trustees' deliberations, and that the Fund's current size was such that the issue of sharing economies of scale with the Fund, while inviting future consideration, was not of major current importance.

SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 711-6141 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 711-6141.

SPECTRA FUND

111 Fifth Avenue
New York, NY 10003
(800) 711-6141
www.alger.com

INVESTMENT MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

[LOGO]







SAS 103105

[LOGO] Spectra Fund
       Boston Financial Data Services, Inc.
       P.O. Box 8480
       Boston, MA 02266

SAS 103105

ITEM 2.   CODE OF ETHICS.

          (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

          (b) Not applicable.

          (c) The amendments to the Code of Ethics are: The 60-day holding period for selling securities at gains now applies to Access persons, before it applied only to Advisory persons; Prohibition on IPO's now applies to Access persons, before it applied only to Advisory persons; Approval from Legal/Compliance is now necessary for investments in Private Placements by Access persons, before, such approval was only required of Advisory persons.

          (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

          (e) Not applicable.

          (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          a) Audit Fees:
                    October 31, 2005           $21,600
                    October 31, 2004           $32,000

          b) Audit-Related Fees: NONE

          c) Tax Fees for tax advice, tax compliance and tax planning:
                    October 31, 2005           $3,470
                    October 31, 2004           $3,300

          d) All Other Fees:
                    October 31, 2005           $1,650
                    October 31, 2004           $5,000

             Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

          e) 1) Audit Committee Pre-Approval Policies And Procedures:

             Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

             2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

          f) Not Applicable

          g) Non-Audit Fees:
                October 31, 2005           $186,831 and 56,050 Euros
                October 31, 2004           $157,449 and 82,300 Euros

          h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to
          (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS

          Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

          (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a) (1) Code of Ethics as Exhibit 99.CODE ETH

          (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

          (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spectra Fund

 By:   /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006


By:    /s/Frederick A. Blum

       Frederick A. Blum

       Treasurer

Date:  January 6, 2006